FUSION GLOBAL LONG/SHORT FUND (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Supplement dated August 21, 2009 to the
Prospectus dated December 29, 2008

The Trust’s Board of Trustees approved a change to the name of the Fund to “The Fusion Fund,” effective September 1, 2009.  Effective September 1, 2009, all references in the Prospectus to “Fusion Global Long/Short Fund” are hereby replaced with “The Fusion Fund”.

Additionally, effective July 31, 2009, the Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with AIFS, pursuant to which AIFS will continue to serve as the investment adviser to the Fund.  The Investment Advisory Agreement was approved by a majority of the Fund’s shareholders at a Special Meeting held on July 31, 2009.  AIFS has served as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement since March 6, 2009.  Also effective July 31, 2009, Mr. Eric M. Rubin has been added as a portfolio manager of the Fund.

The following hereby replaces the section of the Prospectus entitled “Management of the Fund – The Adviser”:

The Adviser

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Adviser, American Independence Financial Services, LLC (“AIFS”), under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.  The Adviser is located at 335 Madison Avenue, Mezzanine, New York, NY 10017.  As of July 31, 2009, the Adviser had over $823 million in assets under management.  The Adviser provides portfolio management services for individuals, corporations and institutions, including other investment companies.  The Advisory Agreement requires the Adviser to provide or pay the costs of all advisory and non-advisory services required to operate the Fund in exchange for a single unitary management fee.  This includes: investment management and supervision; transfer agent and accounting services; fees for custody services; independent auditors and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration.  In addition, the Advisory Agreement requires the Adviser to pay all outstanding and unpaid Fund expenses incurred during the period of management of the Fund by Fusion Asset Management, LLC.  The Fund compensates the Adviser for its services at the annual rate of 1.90% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies, making decisions with respect to, and also orders for, all purchases and sales of portfolio securities.  The Adviser also maintains related records for the Fund.

A discussion regarding the basis for the Trustees’ approval of the Advisory Agreement will be available in the Fund’s next annual report to shareholders.

The following hereby replaces the first paragraph under the section of the Prospectus entitled “Management of the Fund - Portfolio Managers”:

The Fund is managed by a team of portfolio managers consisting of Mr. John J. Holmgren, Mr. Eric M. Rubin, Mr. Michael M. Holmgren and Mr. Frank X. Vallario (the “Portfolio Managers”).  Mr. John Holmgren serves as the lead Portfolio Manager of the Fund, and as such, he will have primary responsibility for all investment decisions relating to the Fund’s portfolio.  Mr. Rubin serves as the overall supervisor to the portfolio management team.  Under Mr. Rubin’s supervision, the Portfolio Managers are jointly responsible for the day-to-day management of the Fund’s portfolio.

Additionally, the following disclosure with respect to Mr. Rubin has been added to the section of the Prospectus entitled “Management of the Fund – Portfolio Managers”:

Eric M. Rubin.  Mr. Rubin has served as President of AIFS since February 2005. Before joining AIFS, Mr. Rubin was with ING Financial Partners as a sales executive from June 2004 to February 2005.  At ING he played an integral role in ING’s successful launch of ING Funds, a start-up mutual funds effort for ING in the United States.  Prior to that, he was a Senior Vice President of Mercantile Capital Advisors, an affiliate of Mercantile Bankshares and a registered investment adviser, where he managed and coordinated the sales of Mercantile’s investment products to independent financial advisors, consultants and institutional investors from April 2003 to April 2004.  Before joining Mercantile, Mr. Rubin was an executive of DST Systems International, a software provider to the investment management community, from January 2002 to April 2003.  Mr. Rubin has also held various senior sales and sales management positions with ING Mutual Funds, Furman Selz LLC (Institutional Brokerage, Investment Banking and Asset Management firm) and Banc One Investment Advisors.

Please retain this supplement with your Prospectus.

FUSION GLOBAL LONG/SHORT FUND (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Supplement dated August 21, 2009 to the
Statement of Additional Information dated December 29, 2008

The Trust’s Board of Trustees approved a change to the name of the Fund to “The Fusion Fund,” effective September 1, 2009.  Effective September 1, 2009, all references in the Statement of Additional Information to “Fusion Global Long/Short Fund” are hereby replaced with “The Fusion Fund”.

Additionally, effective July 31, 2009, Trust for Professional Managers, on behalf of the Fusion Global Long/Short Fund, entered into an Investment Advisory Agreement with American Independence Financial Services, LLC (“AIFS”), pursuant to which AIFS will continue to serve as the investment adviser to the Fund.  The Investment Advisory Agreement was approved by a majority of the Fund’s shareholders at a Special Meeting held on July 31, 2009.  AIFS has served as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and AIFS, since March 6, 2009.  Also effective July 31, 2009, Mr. Eric M. Rubin has been added as a Portfolio Manager of the Fund.

Effective immediately, the following replaces the section of the Statement of Additional Information entitled “Investment Adviser”:

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by American Independence Financial Services, LLC, located at 335 Madison Avenue, Mezzanine, New York, NY 10017, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund.  Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision, as it deems necessary for the proper supervision of the Fund’s investments.

The Advisory Agreement was approved by the Board of Trustees on July 20, 2009, and was approved by a vote of a majority of the outstanding voting securities of the Fund at a Special Meeting of the shareholders of the Fund held on July 31, 2009.  The Advisory Agreement is effective as of July 31, 2009, and shall continue for an initial term ending December 31, 2009.  The Advisory Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Fund.  The Advisory Agreement provides that the Adviser, under the Advisory Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Advisory Agreement requires the Adviser to provide or pay the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary management fee.  In addition, the Advisory Agreement requires the Adviser to pay all outstanding and unpaid Fund expenses incurred during the period of management of the Fund by Fusion Asset Management, LLC.  In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on an annual rate equal to 1.90% of the Fund’s average daily net assets as specified in the Prospectus.  However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The following disclosure hereby replaces the disclosure under the sub-heading entitled “Portfolio Managers” in the Statement of Additional Information:

Portfolio Managers

As disclosed in the Prospectus, the Fund is managed by a team of portfolio managers consisting of Mr. John J. Holmgren, Mr. Eric M. Rubin, Mr. Michael M. Holmgren and Mr. Frank X. Vallario (the “Portfolio Managers”).  Mr. John Holmgren serves as the lead Portfolio Manager of the Fund, and as such, he will have primary responsibility for all investment decisions relating to the Fund’s portfolio.  Mr. Rubin serves as the overall supervisor to the portfolio management team.  Under Mr. Rubin’s supervision, the Portfolio Managers are jointly responsible for the day-to-day management of the Fund’s portfolio.

The following provides information regarding accounts managed by the Portfolio Managers as of July 31, 2009:

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

John H. Holmgren	6	$200,428,997	0	N/A	0	N/A
Eric M. Rubin	3	$207,144,709	0	N/A	0	N/A
Michael M. Holmgren	6	$200,428,997	0	N/A	0	N/A
Frank D. Vallario	6	$200,428,997	0	N/A	0	N/A

The Portfolio Managers do not manage any accounts for which the advisory fee is based on performance.  The Adviser may also serve as the investment adviser to other accounts that have investment strategies that are similar to that of the Fund, which could create certain conflicts of interest with respect to timing and allocation of transactions.  All portfolio transactions will be implemented according to the Adviser’s trade allocation policies.  These policies, among other things, ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client and is fair and nondiscriminatory.

The Portfolio Managers’ compensation consists primarily of a fixed base salary and a discretionary cash bonus.  The bonus compensation will be reviewed annually and will be determined by a number of factors including the relative investment performance of the Fund’s portfolio versus the benchmark upon which the Fund is compared, before taxes, for a one year period of time, the consistency of the Portfolio Manager’s performance, the total value of the assets managed by the Portfolio Managers, the profitability of the Adviser and the Portfolio Manager’s contribution to profitability and the trends in industry compensation and levels.

The Portfolio Managers also receive employee benefits including, but not limited to, health care and other insurance benefits as well as participation in the Adviser’s 401(k) program.

The structure of the Portfolio Managers’ compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

As of July 31, 2009, the Portfolio Managers did not own any shares of the Fund.

Please retain this supplement with your Statement of Additional Information.